MUTUAL SETTLEMENT AGREEMENT

                              AND RELEASE OF CLAIMS

        This Mutual Settlement Agreement and Release of Claims, dated April 26, 1999 ("Agreement"), is made and entered into by and between InnovaCom, Inc., a Nevada corporation (hereinafter referred to as "InnovaCom"), Paul Fry, an individual (hereinafter referred to as "Fry"), and NATV Marketing, a Nevada corporation (hereinafter referred to as "NATV").

                                           RECITALS

        WHEREAS, as a result of Fry's contact and assignment, on September 12, 1997, InnovaCom entered into a joint venture with Beijing CRI Development
Company,   a  legal  entity  under  Chinese  law  ("CRI")  for  the  purpose  of establishing a trade pavilion ("Joint Venture Agreement"), a copy is hereto attached as "Exhibit A";

        WHEREAS, as part of the Joint Venture Agreement, on July 11, 1997, InnovaCom entered into a Ten (10) year Service Agreement with NATV providing for an annual salary of up to $60,000.00 and the opportunity to receive up to fifty percent (50%) of the InnovaCom's interest in the Joint Venture (the "Service Agreement"), a copy is hereto attached as "Exhibit B";

        WHEREAS, as part of the Joint Venture Agreement, among other items, InnovaCom was to issue One Hundred Thousand (100,000) shares of InnovaCom's common stock to Fry (the "Shares");

        WHEREAS, InnovaCom has not delivered the Shares to Fry;

        WHEREAS,   due  to  its  financial  condition  and  change  in  business direction, InnovaCom no longer wishes to pursue the Joint Venture Agreement; and

        WHEREAS, the parties have agreed to enter this Agreement to terminate the Joint Venture Agreement, Service Agreement and mutually release each other from all obligations under the Service Agreement and Joint Venture Agreement.

               NOW, THEREFORE, for and in consideration of the promises and of the mutual representations, warranties, covenants, and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        l. Release from Joint Venture Agreement. NATV will (i) terminate or cause the termination of the Joint Venture Agreement between CRI and InnovaCom and (ii) have CRI and InnovaCom release each other from any and all liabilities, damages, and obligations under the Joint Venture Agreement by executing a general release in substantially the form attached hereto



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as "Exhibit C."

        2. Termination of the Service Agreement. Upon execution of this Agreement, InnovaCom and NATV mutually agree to terminate the Service Agreement.

        3. Title to the Shares. Upon execution of this Agreement, Fry shall fully release and relinquish any and all rights, claims, and action as to the Shares and InnovaCom shall cause the Shares to be canceled.

        4. Obligations by InnovaCom. Upon the execution of this Agreement, InnovaCom shall(i) pay NATV $43,000, which represents the difference between $53,000 minus the$10,000 already received by NATV, in cash for cancellation of future services and (ii) issue to Fry 200,000 shares of InnovaCom's common stock ("Service Shares") pursuant to a registration statement on Form S-8 in manner described below. InnovaCom shall use its best effort to issue the Service Shares pursuant to a registration statement on Form S-8. The issuance of the Service Shares on Form S-8 shall be in exchange for Fry's release of compensation for past bona fide services and not for capital raising purposes. Upon issuance of the Service Shares, Fry shall execute a release to InnovaCom in satisfaction of this Section 4. Failure by InnovaCom to issue the Service Shares on Form S-8 on or before May 17, 1999, shall subject InnovaCom to a liquidated damage payment of $5,000 per month to NATV, subject to pro ration for a period of less than one month.

        5. Obligations by NATV. NATV agrees to provide InnovaCom with its Federal Employer Identification number for the purpose of preparing the 1099 or satisfactory proof that NATV is exempt under the Internal Revenue Code so that InnovaCom is excused from filing a 1099 for NATV. NATV further agrees to return the rosewood desk ("Desk") in its possession that was purchase by InnovaCom or its subsidiary by April 30, 1999. NATV will arrange for shipment of the Desk and submit the quote to InnovaCom. On approval of InnovaCom's approval, NATV will ship the Desk freight collect.

        6. Full Mutual Release of All Claims. Upon the execution of this Agreement, each party, on behalf of themselves and their heirs, dependents, executors, administrators, agents, officers, directors, stockholders, employees, consultants, representatives, attorneys, parent, subsidiary organization, affiliate, partners, assigns, predecessors, and successors hereby fully and irrevocably release and discharge each other, in both a corporate and personal capacity, and their heirs, dependents, executors, administrators, agents, officers, directors, stockholders, employees, consultants, representatives, attorneys, successors, and assigns, from any and all claims, demands, acts, breaches, omissions, duties, guarantees, obligations, debts, dues, accounts, covenants, contracts, controversies, agreements, promises, torts, judgments, executions, liabilities, damages, injunctions, assignments, suits, or causes of action of every kind and nature, however or wherever arising, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, direct or indirect, contingent or actual, liquidated or unliquidated, matured or unmatured, which may now exist or later be discovered, arising from, related to, or connected in any manner with the Service Agreement and/or agreements entered into by the parties resulting from the Joint Venture Agreement, or arising from any other facts, acts, occurrences, or


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transactions  whatever,  from the  beginning of time until the execution of this
Agreement, it being the express intention of the parties that this release be as broad as permitted by law. This release shall not apply to or detract from the obligations of the parties arising under the terms of this Agreement.

        7. Release of Unknown Claims. Each of the parties agrees and acknowledges that the above releases are full general releases of all claims, and that they apply to claims that they do not know or suspect to exist in their favor at the time of execution of these releases. Each of the parties hereby expressly waives ss.1542 of the California Civil Code, and any other rule or statute of similar purport, regarding unknown claims. Each of the parties hereby certifies that he has read ss.1542 of the California Civil Code, which provides as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties understand and acknowledge that the significance and consequence of this waiver of California Civil Code ss.1542 is that even if a party should eventually suffer additional damages as a result of an unknown claim, he or it will not be able to make any claim for those damages. Furthermore, the parties each acknowledge that they intend these consequences as to claims for damages that may exist as of the date of these releases but which they each do not know exist, and which, if known, would materially affect their decision to execute these releases, regardless of whether their lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

        8. Confidentiality. The parties agree that they will keep the facts, terms and amounts of this Agreement completely confidential provided that any party hereto may make such disclosures as are required by law and as are necessary for legitimate law enforcement or compliance purposes.

        9. Covenant Against Suit and Non-Disparagement. Each of the parties agrees not to bring, foment, aid, solicit, encourage, incite, or cooperate with any claim, suit, administrative proceeding, or other adverse action, including but not limited to ones based in whole or in part on any of the claims, acts, torts, omissions, or causes of action released under this Agreement, by any person, group, or entity, against either of the parties hereunder, unless legally compelled to do so. In addition, each of the parties agrees not to disparage, criticize, or impugn the other party hereunder, or to comment publicly or privately or divulge information of any kind regarding the terms, content, or subject matter of this Agreement. To the extent authorized by law, the terms and subject matter of this Agreement shall remain strictly confidential to the parties hereto. The covenants contained herein shall not apply to or detract from the enforcement of the obligations arising under this Agreement.

        10. No Admission. This Agreement is entered into for the sole purpose of resolving the matters described in it and nothing in this Agreement shall be construed as an admission or description of any preexisting fact, obligation, liability, right, or other matter for any purpose other than the construction and enforcement of this Agreement.

        11. Conditions of Execution. The parties acknowledge, agree, and warrant that their execution of this Agreement is free and voluntary. The parties acknowledge and represent that they have had ample time to consider this Agreement, have read it in its entirety and fully understand its meaning, and are voluntarily entering into it.

        12. Legal Representation. The parties acknowledge and represent that they have had the opportunity to and are hereby advised to consult with their own lawyer before executing this Agreement.

        13. No Other Representations. Except as otherwise provided herein, the parties represent that neither they nor their representatives have given any legal, factual, or other representations or opinions relating to this Agreement other than those expressly contained in it.

        14. Further Acts. The parties shall promptly take such further acts and execute such other documents as shall be necessary to carry out the manifest intent of this Agreement, including, without limitation, the convening of a Board meeting or meetings, and the execution of corporate resolutions. Without limiting the generality of the foregoing, in the event that any court, administrative agency, county recorder, secretary of state, or other governmental agency may require any additional or different documents or actions in order to effect the purposes contemplated by this Agreement, the parties shall execute the necessary documents and take the necessary steps to comply with those requirements.

        15. Integration. This Agreement constitutes the entire agreement among the parties concerning its subject matter and it supersedes all prior or contemporaneous contracts, agreements, understandings, negotiations, and discussions, whether oral or written, concerning its subject matter.

        16. No Oral Modification. No amendment, supplement, modification, waiver, or termination of this Agreement shall be binding unless it is contained in a writing signed by the party against whom it is sought to be enforced.

        17. Expenses of Matters Settled. Each of the parties shall bear their own costs of attorneys' fees and other expenses related to the matters being settled, and no party shall make any payment or provide any consideration other than what may be described in this Agreement. InnovaCom shall be responsible for the costs of attorneys' fees and other expenses related to the drafting of this Agreement.


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        18.  Governing  Law.  This  Agreement  is  entered  into,  and  shall be construed and interpreted in accordance with, the laws of the State of California.

        19. Venue and Jurisdiction. The parties agree that any proceeding, including any arbitration, brought in connection with this Agreement, may be brought and heard, and may only be brought and heard, in the County of Santa
Clara, California, and the parties hereby submit themselves to the personal jurisdiction of any tribunal in that county before which, under this Agreement, such action or proceeding may be brought.

        20. Authority. The parties represent and warrant that they, through the signatory indicated below, are duly authorized to enter into this Agreement and to fulfill its terms, and that none of the rights, claims, or obligations being released under this Agreement have been conveyed, assigned, or otherwise transferred.

        21. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective parties.

        22. Expenses of Enforcement. If either party breaches any obligations under this Agreement, the party affected by the breach shall be entitled to receive from the breaching party his or its reasonable expenses, attorneys' fees, and costs incurred in any action taken, with or without arbitration or litigation, to enforce the terms of this Agreement, or to remedy or compensate for such a breach.

        23. Binding Arbitration. In the event of a dispute regarding the terms or construction of this Agreement, the parties shall submit to binding arbitration. If arbitration is required, each party shall select an arbitrator of his or its choice, and the two arbitrators shall then agree upon the selection of a third arbitrator. If the two arbitrators fail to agree on the third arbitrator within fifteen (15) days after the second of them has been initially selected by the parties, then the third arbitrator shall be appointed by the presiding judge of the Santa Clara County Superior Court. The arbitration shall be conducted in accordance with the commercial rules and procedures of the American Arbitration Association then in effect. The decision of any two of the three arbitrators shall be final, conclusive, and binding on the parties, and shall be issued within thirty (30) days from the date the arbitrators finally hear and adjudicate such dispute. The parties shall share equally in any initial fees of the arbitration. However, the prevailing party shall be reimbursed for all of his or its fees expended and costs incurred by the non-prevailing party, as determined by the arbitrators.

        24. Notices. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; provided, however, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following address, unless changed as provided for herein:


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        InnovaCom , Inc.
        c/o Stanton Creasey
        3400 Garrett Drive
        Santa Clara, California  95054
        Telephone: 408-727-2447
        Facsimile: 408-727-6625

        Paul Fry
        1315 S. Saltair Avenue, #202
        Los Angeles, CA 90025
        Telephone: 310-473-2763
        Facsimile: 310-473-2763

        NATV Marketing
        c/o Paul Fry
        1315 S. Saltair Avenue, #202
        Los Angeles, CA 90025
        Telephone: 310-473-2763
        Facsimile: 310-473-2763

        25. Severability. Should any provision of this Agreement be declared or be determined by any court to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining parts, terms, or provisions shall not be affected thereby, and said illegal, unenforceable, or invalid part, term, or provision shall be deemed to be not a part of this Agreement.

        26. Gender. As used in this Agreement, the masculine, feminine, or neuter gender, and the singular or plural number, shall be deemed to include the others whenever the context so indicates.

        27. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile signature), each of which executed counterpart shall be deemed to be a duplicate original of this Agreement, and all of which together shall constitute one and the same instrument.




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        IN WITNESS WHEREOF, this Agreement has been executed and delivered by or on behalf of each of the undersigned.

INNOVACOM, INC.



By: /S/ Frank Alioto                                      Dated: April 28, 1999
   -------------------------------------------------------
    Frank Alioto, President




By: /S/ Paul Fry                                          Dated: April 28, 1999
   -------------------------------------------------------
      Paul Fry, an individual


NATV Marketing



By: /S/ Paul Fry                                          Dated: April 28, 1999
   -------------------------------------------------------
      Paul Fry, President